UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(AMENDMENT NO.     )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

SCPIE HOLDINGS INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

On December 5 and December 6, 2007, SCPIE Holdings Inc. (“SCPIE”) will present a slide show presentation during meetings with various institutional investors. A copy of the presentation is included below.

SCPIE’s Proposed Transaction with The Doctors Company: Maximizing Shareholder Value December 2007

Safe Harbor Statement
In addition to historical information, this presentation contains forward-looking statements that are based upon SCPIE’s estimates and expectations concerning future events and are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements.  Expectations concerning SCPIE’s future performance and profitability are dependent upon a variety of factors, including future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the company. Risks and uncertainties regarding the pending transaction with The Doctors Company include the possibility that the closing does not occur, or is delayed, due to the failure of closing conditions (including approval by SCPIE's stockholders and regulatory authorities) and risks that the pending transaction could disrupt current plans and opportunities of SCPIE.
Other factors that may cause actual results to differ from the forward-looking statements contained herein and that may affect SCPIE’s prospects are included in SCPIE’s other filings with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information herein, the inclusion of such information should not be regarded as representation by
SCPIE or any other person that SCPIE’s objectives or plans will be realized.

Summary
SCPIE conducted a thorough evaluation of strategic alternatives
Comprehensive auction process
The time to sell is now
Scrupulous adherence to corporate governance tenets
The Doctors Company bid is the most direct path to shareholder value maximization

Historical process snapshot
August 2006 – Strategic Planning Committee established to identify and analyze current and future business prospects
January 2007 – Deutsche Bank hired to provide financial advisory and investment banking services
March 2007 – Board reached the decision to pursue a sale in lieu of stand-
alone strategy
March 2007 – Deutsche Bank began contacting potential transaction partners
March 2007 to October 2007 – Board and Deutsche Bank conducted robust auction
September 2007 – Transactions Committee established to drive the process forward
October 2007 – Transactions Committee and then Board determined
The Doctors Company bid maximizes shareholder value; Deutsche Bank rendered fairness opinion

SCPIE’s Board observes prevailing
corporate governance practices
Majority of Board is independent
Strategic Planning Committee established
Investment banker retained
Independent Directors retain independent counsel in connection with the auction process
Potential conflict identified: Board member Joseph Stilwell is a significant shareholder and a director of one of the bidders
Board asked Stilwell to recuse himself; he refused
Transactions Committee consisting of directors not owners of or affiliated with any bidders formed to drive the process forward

Outlook for stand-alone SCPIE
supports a sale today
Outlook for stand-alone growth/profitability
For the nine months ended September 30, 2007 (year to date), net written premiums of $95.6 million as compared to $98.9 during the same period one year ago
California (one core state) medical malpractice environment is highly competitive
–
Aggressive pricing practices
–
Three leading not-for-profits are competitors as well as national players and some with
California focus
New business writings limited until receipt of A.M. Best upgrade to A-
(at earliest 2010)
–
Limited ability to write large groups or hospitals
–
Inability to expand writings outside of California
Lack of ability to increase business or engage in active capital management will lead to a declining ROAE
SCPIE’s valuation multiples will not improve without higher ROAEs and better growth prospects
Source:  Company filings, SNL

SCPIE’s share price has continued
to underperform
Med mal
Company
1-year
growth
YTD
growth
ACAP 22.5% 3.9%
FPIC 16.1 14.9
PRA 10.0 8.1
Average 16.2% 9.0%
SKP (21.5)% (15.5)%
P&C
Company
1-year
growth
YTD
growth
MKL 27.0% 7.3%
TRV 8.5 (0.7)
PHLY 8.4 (1.0)
RLI 8.2 2.4
HIG 6.5 3.6
CNA 3.5 (3.9)
CB 0.3 2.5
AIG (0.9) (6.8)
THG (6.6) (8.9)
AFG (8.3) (18.9)
HCC (8.7) (4.0)
CINF (9.3) (2.2)
BER (14.0) (8.5)
UFCS
(21.3) 16.9
Average (0.5)% (1.6)%
S&P 500
1-year
growth
YTD
growth
S&P 500 13.1% 9.2%
Note: 1-year growth reflects growth from 10/15/06 to 10/15/07.
YTD growth reflects growth from 1/1/07 to 10/15/07.
1-year indexed price ended October 15, 2007
1-year indexed price ended October 15, 2007
Note: As of transaction announcement on 10/15/07.
Med mal includes FPIC, ACAP, PRA.
P&C includes UFCS, THG, AFG, HIG, TRV, CB, CNA, CINF, AIG, PHLY, BER, MKL, RLI, HCC.
Source:  FactSet
60
65
70
75
80
85
90
95
100
105
110
115
120
10/16/2006 12/15/2006 2/14/2007 4/16/2007 6/15/2007 8/15/2007 10/15/2007
Med mal S&P 500 P&C SKP
Transaction
agreement
signed

The med mal market is dominated by large, highly-
rated companies: SCPIE’s rating loss and relative
size compromises its competitiveness
Monoline, publicly traded competitor
(a) MICOA:  In December 2000, MICOA converted from a mutual to a stock insurance company, changed its name to
American Physicians Assurance Corporation, and became a wholly owned subsidiary of ACAP.
Source:  One Source, A.M. Best Aggregates and Averages
1998 2003 2006
Company name
Med mal net
premiums
written
A.M.
Best
rating Company name
Med mal net
premiums
written
A.M.
Best
rating Company name
Med mal net
premiums
written
A.M.
Best
rating
1 St Paul companies 363,759 A+ 1 MLMIC $950,000 B- 1 AIG $936,158 A+
2 MLMIC 339,485 A- 2 AIG 917,670 A++ 2 MLMIC 870,226 NR -5
3 The Doctors Company 287,257 A 3 MedPro 844,203 A- 3 MedPro 723,899 A++
4 Health Care Indemnity 270,731 A- 4 ProAssurance 523,981 A- 4 The Doctors Company 521,102 A-
5 CNA Ins Companies 240,102 A 5 The Doctors Company 465,713 B++ 5 Pro Assurance 466,176 A-
6 AIG 204,215 A++ 6 Continental Casualty Group 409,815 A 6 ProMutual 338,298 A-
7 MedPro 200,423 A++ 7 Health Care Indemnity 379,771 A- 7 Physicians Reciprocal 337,940 NR -5
8 MMIC 179,028 A 8 ISMIE Mutual 375,502 BR-3 8 Health Care Indemnity 312,947 A-
9 MIIX 174,527 A 9 FPIC 294,060 B++ 9 Norcal Mutual Insurance Co. 283,848 A
10 PHICO 154,816 A- 10 MAG Mutual 282,096 A- 10 MAG Mutual 277,648 A-
11 SCPIE 152,459 A 11 Norcal Mutual Insurance 277,271 A 11 ISMIE Mutual 277,259 NR -3
12 Illinois St Medical 134,207 B++ 12 MCIC 237,400 NR-1 12 FPIC 221,921 A-
13 Norcal Mutual Insurance 122,598 A 13 ProMutual 219,718 A- 13 State Volunteer Mutual 190,724 A-
14 ProAssurance 117,457 A 14 State Volunteer Mutual 212,487 A 14 Medical Mutual 169,627 A-
15 Frontier Insurance 104,143 A- 15 Markel Insurance 204,252 A 15 MICA 159,695 A-
16 Physicians Reciprocal 101,412 NR -4 16 Physicians Reciprocal 203,782 NR-4 16 ACAP 146,835 B++
17 MICOA
(a)
101,180 A- 17 Zurich Insurance 202,523 A 17 Fireman’s Fund 144,912 A
18 HUM Group 99,067 A 18 ACAP 191,733 B+ 18 Markel Insurance 137,955 A
19 Professionals Group 113,926 NR -3 19 Fireman’s Fund 156,690 A 19 TIG Insurance 132,021 B++
20 ProMutual 93,499 A- 20 SCPIE 144,591 B 20 Midwest Medical Insurance Co 123,214 A
21 FPIC 83,813 A- 21 SCPIE 120,929 B+

0.00x
0.50x
1.00x
1.50x
2.00x
11/30/02 8/17/03 5/4/04 1/20/05 10/8/05 6/26/06 3/14/07 11/30/07
SKP Med mal industry
Over the last five years, SCPIE has traded at an
average of 49% discount to peers on a price to book
basis
Since 2003, the med mal industry has recovered from record low book value multiples
SCPIE continues to trade at a discount to its peers
No foreseeable change in A.M. Best rating before 2010
Average price/BVPS
SKP Composite
%
discount
Current 1.21x 1.56x 21.9%
10/15/07 0.99 1.57 36.9
1 wk. 1.22 1.55 21.5
1 mos. 1.22 1.54 20.6
2 mos. 1.16 1.55 25.6
3 mos. 1.07 1.53 29.9
6 mos. 1.05 1.52 30.9
1 yr. 1.09 1.56 30.2
2 yrs. 1.14 1.61 29.1
3 yrs. 0.95 1.63 42.0
5 yrs. 0.73 1.44 48.9
5-year price/BVPS
5-year price/BVPS
Note: As of 11/29/2007.
Composite includes FPIC, ACAP and PRA.
Source:  FactSet
11/14/03:  Downgraded by
A.M. Best from B+ to B
11/03/06:  Upgraded by
A.M. Best from B to B+
10/16/07:  Announced it had
entered into an agreement with
The Doctors Company to be
acquired for $28.00 per share

$204.2
$194.5
$190.8
$206.6 $221.5
$100.0
$125.0
$150.0
$175.0
$200.0
$225.0
$250.0
2003 2004 2005 2006 2007 YTD
($12.8)
($7.9)
$3.5
$12.3 $11.7
($15.0)
($10.0)
($5.0)
$0.0
$5.0
$10.0
$15.0
2003 2004 2005 2006 2007 YTD
SCPIE faces significant financial challenges
Net premium growth is constrained
SCPIE has maximized its net income given its net premiums
To improve ratings (and allow for more growth) SCPIE is accumulating capital (equity/ surplus)
With stagnant net income and rising equity, ROAE will be challenged
Note: All financial information is U.S. GAAP except net written premiums, which is a statutory figure.  YTD figures are as of September 30, 2007.
Source:  Company filings, SNL.
Net written premiums
Net written premiums
Net income
Net income
Equity
Equity
ROAE
ROAE
(US$ in millions)
(US$ in millions)
$147.1
$129.2
$126.3
$123.6
$95.6
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
2003 2004 2005 2006 2007 YTD
(6.0%)
(4.0%)
1.8%
6.3%
7.3%
(8.0%)
(6.0%)
(4.0%)
(2.0%)
0.0%
2.0%
4.0%
6.0%
8.0%
2003 2004 2005 2006 2007 YTD
(US$ in millions)

SCPIE has lowest ROAE among its peers
ROAE is driven by growth in earnings and/or capital management
PRA has generated growth through acquisitions, and ACAP and FPIC have managed capital primarily through share repurchases to maintain ROAE and EPS growth
Neither of these options is available to SCPIE
No expectation to turn around prior to change in A.M. Best rating, at earliest 2010
Source:  Company filings, SNL, Wall Street research.  YTD figures are as of September 30, 2007.
PRA
PRA
ACAP
ACAP
FPIC
FPIC
SKP
SKP
3.3%
2.7%
7.4%
12.6%
16.5%
13.5%
13.4%
12.7%
(40.0%)
(20.0%)
0.0%
20.0%
40.0%
2001 2002 2003 2004 2005 2006 2007
YTD
2007E
1.7%
(8.9%)
9.7%
14.2%
15.0%
19.0% 16.7%
15.8%
(40.0%)
(20.0%)
0.0%
20.0%
40.0%
2001 2002 2003 2004 2005 2006 2007
YTD
2007E
(13.1%)
(6.6%)
(35.9%)
10.9%
32.3%
16.7%
19.8%
18.2%
(40.0%)
(20.0%)
0.0%
20.0%
40.0%
2001 2002 2003 2004 2005 2006 2007
YTD
2007E
(20.1%)
(15.8%)
(5.9%)
(4.0%)
1.8%
6.2%
7.3%
(40.0%)
(20.0%)
0.0%
20.0%
40.0%
2001 2002 2003 2004 2005 2006 2007
YTD

SCPIE book value multiple is unlikely
to improve
Achieving higher return on equity (ROAE) is typically rewarded with higher price/book trading multiples
SCPIE pre announcement was trading relatively in line with the broader market; without improvement in its
ROAE, it seems unlikely that its book value multiple would achieve any substantial increase
$28.00 purchase price is 1.28x 6/30/07 book value, which would typically imply an ROAE of 13.0%
Property – casualty 2007E ROAE vs. price/book multiple
Property – casualty 2007E ROAE vs. price/book multiple
Note: Size of bubble represents relative market capitalization.
2007E ROAE for all except SCPIE, which is 2007 actual year to date (9/30/07).
Source:  Company filings, FactSet, Wall Street research
Note:  As of 11/30/07.
(a) 10/15/07 market price, 6/30/07
financial data for SKP. At the
same time, med mal averages
for market cap and P/B equal to
$911 and 1.62x, respectively
THG
CNA
AFG
FPIC
CINF
UFCS
AIG
HIG
CB
TRV
ACAP
PRA
SKP
MKL
RLI
PHLY
HCC
BER
0.40x
0.80x
1.20x
1.60x
2.00x
2.40x
2.80x
5% 7% 9% 11% 13% 15% 17% 19% 21% 23% 25%
2007E ROAE
SKP @ $28
Med mal
Company
Market
cap. ($m) P/B ROAE
PRA $1,810 1.51x 12.7%
ACAP 457 1.68 17.9
FPIC
411 1.49 15.8
Average $893 1.56x 15.5%
SKP
(a)
220 1.03 7.0

SCPIE Board ran a robust auction
March 2007 - October 2007
25 potential strategic and financial buyers contacted
11 signed confidentiality agreements
Reverse due diligence explored on 3 stock bidders; 1 proceeded to advanced stages
4 active final bidders
The Doctors Company final bid represents a 9.3% increase
from its initial bid of $26.60

SCPIE Holdings Inc. to be acquired by
The Doctors Company
On October 16, 2007, SCPIE Holdings Inc. (NYSE:
SKP) announced that it had entered into a definitive
agreement to be acquired by The Doctors Company,
a leading physician-owned medical malpractice
carrier, for $28.00 per share in cash, or an aggregate
purchase price of approximately $281 million
The $28.00 per share in cash purchase price
represents a premium of approximately 31% over
SCPIE’s one week prior trading price
Following the merger, The Doctors Company will
expand its market leadership in California to nearly
19,000 physicians and become the largest insurer
of physician and surgeon professional liability
insurance in the U.S.
The Transactions Committee and the Board of
Directors of SCPIE have approved of the proposed
transaction and the Board recommends that its
stockholders approve the transaction. The
transaction is subject to customary closing
conditions, including the receipt of insurance
regulatory approvals, and approval by holders
of a majority of SCPIE’s stock
–
SCPIE received early termination of Hart Scott Rodino in
November
The transaction
Value
($/share)
$28.00/share
Consideration
100% cash
(funded with cash on hand)
Break fee
and reverse
break fee
3% of purchase price ($8 million) for both
parties, including break fee to be paid by
The Doctors Company if antitrust and
insurance regulatory consents not
obtained
Targeted
closing date
Early 2008
Multiples/Premiums
Price/6-30-07 BVPS
ex-AOCI
1.28x
Price/YTD
annualized
earnings
18.0x
Premium to:
One-week prior 31% ($21.41)
One-month prior
38% ($22.03)

The Doctors Company bid is the most direct
path to shareholder value maximization
Form of Consideration
The Doctors Company (TDC) offer Illustrative offer from peer stock company
Consideration
Fixed cash amount paid at time of closing
Dependable value
(a)
Highest form of liquidity
Declining acquiror share price can negatively impact the
value of the consideration payable, e.g., due to
–
Market volatility
–
Potential merger arbitrage trading activity
–
Potential/actual year-end business loss at SCPIE
prior to close would negatively impact acquiror pro
forma financial results
Post transaction
risk/opportunity
SCPIE shareholders avoid any risks the combined
entity might face
SCPIE shareholders are subject to post transaction risk
Certainty of Close
Counterparties subject to
fiduciary requirements
TDC has no potential fiduciary requirement
If transaction is a “merger of equals,” the counterparty
may be forced, for fiduciary reasons, to accept a
compelling competing third party bid instead of
completing the transaction
Requirement for
shareholder vote by
acquiror
No TDC shareholder vote required
Shareholder vote required if transaction is larger than
20% of acquiror
If acquiror shareholders view transaction as
uneconomic, approval would be in jeopardy
Cancellation of
transaction due to
Material Adverse Effect
(MAE)
SCPIE has negotiated the MAE with TDC to
exclude a loss of less than 15% of premiums to
competitors
Loss of business to TDC does not count towards
the 15%
If SCPIE announces transaction with similarly sized, out-
of-state medical provider with unappealing ratings, in-
state competitors will use this as a marketing tool to
take existing customers and premiums  from SCPIE
Acquiror can use material business decline (including
loss of premiums of less than 15%) to the detriment of
SCPIE shareholders by either terminating the
transaction or demanding a renegotiation at a lower
value
(a) Shareholders must pay any taxes related to gain on shares.

The Doctors Company bid is in line
with transaction comparables
Source:  Company filings, Company press releases, SNL
Precedent transactions analysis
Precedent transactions analysis
GAAP Statutory
Announce date Buyer Target Deal value Price / book Price / surplus
10/05/2006 Doctors Co OHIC Insurance Co $85.0 NA 1.04x
12/08/2005 ProAssurance Phys Insurance Co of WI 98.7 1.19x 1.34
09/06/2005 Doctors Co Northwest Phys Mutual 16.5 NA 1.77
05/05/2005 Berkshire Hathaway Medical Protective Corp. 825.0 NA 1.58
02/28/2005 ProAssurance NCRIC Group 70.1 0.97 1.11
Mean 1.08x 1.37x
Median 1.08 1.34
10/15/2007 Doctors Co SCPIE $281.0 1.28x 1.60x

Conclusion
Board conducted a thorough auction process that included
strategic and financial prospective buyers
The Doctors Company’s all cash $28 per share bid is the most direct path to maximizing shareholder value
Fixed valuation
Certainty of closing
–
No shareholder approval required by The Doctors Company
–
Due to minimal disruption in current business, The Doctors Company’s bid is less likely than an out-of-market acquiror to result in a potential
MAE termination or negative shareholder vote
SCPIE’s financial fundamentals, competitive pressures, and current prospects do not support a stand-alone strategy

Additional information and where to find it
SCPIE intends to file a definitive proxy statement in connection with the proposed acquisition. The proxy statement will be mailed to SCPIE’s stockholders, who are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the acquisition. Investors and security holders may obtain free copies of these documents and other documents filed with the Securities and Exchange Commission at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by SCPIE at the Investors/Media section on its corporate website at
www.scpie.com.
SCPIE’s executive officers and directors may be participants in the solicitation of proxies from
SCPIE stockholders with respect to the acquisition. Information about the Company’s executive officers and directors, and their ownership of SCPIE Holdings common stock, is set forth in the proxy statement for SCPIE’s 2007 Annual Meeting of Stockholders, which was filed with the SEC on
April 18, 2007, and in the reports filed by the executive officers and directors under Section 16 of the
Securities Exchange Act of 1934, as amended, since such date. Additional information regarding the direct and indirect interests of SCPIE’s executive officers and directors in the acquisition will be in the preliminary and definitive proxy statements regarding the acquisition filed with the SEC.